Creative Dedicated Experts Investor Presentation Sidoti & Company Annual Micro Cap Conference January 9, 2012

Safe Harbor Statement Certain statements in this presentation may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by forward-looking words such as "may," "expects," "plans," "anticipates," "believes," "estimates," or other words of similar import. You should consider statements that contain these words carefully because they discuss TRC’s future expectations, contain projections of the Company’s future results of operations or of its financial condition, or state other "forward-looking" information. TRC believes that it is important to communicate its future expectations to its investors. However, there may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations described in its forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, the availability and adequacy of insurance; the uncertainty of our operational and growth strategies; circumstances which could create large cash outflows, such as contract losses, litigation, uncollectible receivables and income tax assessments; regulatory uncertainty; the availability of funding for government projects; the level of demand for TRC’s services; product acceptance; industry-wide competitive factors; the ability to continue to attract and retain highly skilled and qualified personnel; and general political or economic conditions. Furthermore, market trends are subject to changes, which could adversely affect future results. See additional discussion in TRC’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, Quarterly Reports on Form 10-Q, and other factors detailed from time to time in the Company’s other filings with the Securities and Exchange Commission. 2

A pioneer in groundbreaking scientific and engineering developments since the 1960s, TRC is a national engineering, consulting and construction management firm that provides integrated services to three primary markets: Energy | Environmental | Infrastructure  Expert problem solvers  90+ offices across U.S.  2,300 full-time employees 3 Who is TRC?

4 Investment Highlights  Successful execution of turnaround; shifted to growth focus  Strong balance sheet & leaner cost structure  Large addressable market opportunity  All three segments provide significant long-term potential  Diversified revenue stream with attractive customer base  Well-positioned competitively

 Strengthened balance sheet  Long-term credit relationship with Wells Fargo  Executed multi-year organizational restructuring  Centralized management team and key functions  Implemented company-wide cost reductions  Invested in internal technology systems  Narrowed business and working capital focus  Restructured or exited unprofitable business lines  Rebranded TRC and raised awareness nationwide  Shifted focus toward organic and acquisition growth 5 Successful Completion of Turnaround

Targeting Large Market Opportunities Environmental, Engineering & Consulting (EE&C) 6 Infrastructure $34B Energy $16B Environmental $17B Source: The Environmental Financial Consulting Group 2011 Global Marketplace (approximate)

TRC’s Diversified Business Model Net Service Revenue* by Segment Environmental 53% Energy 30% Infrastructure 17% 7 Fiscal Year 2011 *TRC believes net service revenue (gross revenue less subcontractor costs and other direct reimbursable charges) best reflects the value of services provided to its customers and is the most meaningful indicator of its revenue performance

8  Permitting and Resource Management  Remediation and Hazardous Waste Management  Air Quality and Air Measurements  Building Sciences, Industrial Hygiene, and Compliance  Solid Waste 53% of total NSR Environmental Segment = 53% of Total NSR Growth Drivers Regulatory | Risk Mitigation | Environmental | Sustainability & Compliance Climate Change

9  Electrical Transmission, Distribution & Substation Engineering  Energy Efficiency  Communications Engineering 30% of total NSR Growth Drivers Reliability | Power Supply | Aging Generation Assets | Regulatory Transformation Energy Segment = 30% of Total NSR

10 Growth Drivers Population & | Aging & Failing | Engineering | Public Private Demographic Infrastructure Capacity Partnerships (PPP) Changes Shortfalls Infrastructure Segment = 17% of Total NSR  Transportation Design Services  Civil Engineering Services  Security Consulting & Engineering Services  Construction Engineering, Inspection & Management  Geotechnical Engineering & Materials Inspection

Broad Range of Government and Commercial Clients Net Service Revenue by Client Mix Private 74% Federal Government 3% State & Local Government 23% 11 Fiscal Year 2011

High-Profile Private Sector Clients 12

Working With All Levels of Government 13 State and Local Federal

 Multi-disciplinary teams implement complex projects  Nationwide network is a crucial asset that can be integral to project success  TRC helps clients:  realize a higher return on investment  manage risks  align project solutions with operational priorities  integrate multiple areas of expertise to arrive at a better solution 14 Why Clients Choose TRC Concept Permitting, Engineering, & Construction Delivery & Operations

15 Environmental Conoco Philips Environmental ExxonMobil Energy Iberdrola Energy National Grid Energy NJ Board Of Public Utilities Office Of Clean Energy Infrastructure New York State Department of Transportation Energy NY State Energy Research & Development Authority Environmental Pacific Gas & Electric Co. Infrastructure Pennsylvania Department of Transportation Environmental State of Connecticut Department of Transportation All Three Segments Represented in Top 10 Clients No single client accounts for more than 10% of TRC’s net service revenue

Two-Pronged Growth Strategy 16  Invest in high-margin organic growth opportunities  Key Market Initiatives  Key Account Program  Pursue strategic acquisitions to enhance service lines and geographic footprint

17 Acquisition Success in 2011  Alexander Utility Engineering (AUE) – February 2011  Expands power engineering presence in Texas  Facilitates access to a number of attractive vertical markets  Initiates foot-hold in growing communications engineering market  Presents number of cross-selling opportunities  Environmental Business Unit of RMT, Inc. – June 2011  Adds depth and capability to service portfolio  Enhances presence throughout the Midwest  Increases roster of industrial clients  The Payne Firm, Inc. – September 2011  Provides strong position in US and International private equity transactions market  Complements Exit Strategy® and Environmental services  Deepens Midwest presence

18 Financial Review

19 Improving Financial Performance Excluding litigation reserve, TRC would have been profitable in fiscal 2011 (In millions, except per share and share data) June 30, 2009 June 30, 2010 June 30, 2011 Net service revenue $254.8 $230.1 $245.9 Cost of services $227.2 $203.2 $202.3 General & administrative expenses $32.9 $26.0 $26.3 Goodwill & intangible asset impairments $21.4 $20.2 - Arena towers litigation reserve - $1.1 $17.3 Operating loss $(16.7) $(21.5) $(7.6) Federal & state income tax (provision) benefit $(3.9) $4.2 $(1.1) Net loss applicable to TRC Companies, Inc. $(23.9) $(16.4) $(9.4) Accretion charges on preferred stock $(0.2) $(6.4) $(7.3) Net loss applicable to TRC common shareholders $(24.1) $(22.9) $(16.6) Diluted loss per common share $(1.25) $(1.17) $(0.69) Diluted weighted–average common shares outstanding 19.3 19.5 24.1

20 Achieved Strong Q1 Fiscal 2012 Financial Results Continue to successfully execute on TRC’s profitable growth strategy (In millions, except per share and share data) Three Months Ended September 24, 2010 Three Months Ended September 30, 2011 Net service revenue $57.6 $73.5 Arena Towers litigation reserve(1) - $(11.2) Operating income $ 3.4 $15.5 Federal and state income tax benefit (provision)(2) $(0.5) $3.3 Accretion charges on preferred stock(3) $(3.8) - Net income (loss) applicable to TRC Companies, Inc.'s common shareholders $(1.1) $18.7 Diluted earnings (loss) per common share $(0.06) $ 0.66 Diluted weighted average common shares outstanding 19.7 28.4 (1) TRC recorded a litigation reserve of $17.3 million during Q4 2011 related to the verdict in the Arena Towers litigation matter. A post-trial motion to disregard a substantial portion of the verdict was granted resulting in an $11.2 million reduction of the reserve. (2) TRC received final approval of a federal tax settlement resulting in a one-time tax benefit which is included as a component of the federal and state income tax benefit (provision) line item. (3) The accretion charges on preferred stock concluded in Q2 2011.

21 $254.8 $230.1 $245.9 FY 2009 FY 2010 FY 2011 Annual Net Service Revenue Focus has shifted from exiting low-margin business back to growth (in millions) Post-Turnaround Revenue Growth 7% $57.6 $73.5 Q1 2011 Q1 2012 Net Service Revenue (in millions) 28% Q1 2012 v. Q1 2011

22 Creating a Leaner Cost Structure Improved efficiencies = lower operating costs on higher volume of projects $292.9 $260.9 $252.3 FY 2009 FY 2010 FY 2011 Total Operating Costs & Expenses (in millions) 14% 89.2% 88.3% 82.3% 75% 80% 85% 90% FY 2009 FY 2010 FY 2011 Cost of Sales as a % of NSR 12.9% 11.3% 10.7% 0% 5% 10% 15% FY 2009 FY 2010 FY 2011 G&A Costs as a % of NSR

$254.8 $230.1 $245.9 FY 2009 FY 2010 FY 2011 EBITDA as a % of NSR 23 EBITDA* Reflects Leverage in Business Model *Consolidated adjusted EBITDA under the credit agreement is reconciled to GAAP measures on TRC’s website (in millions, except %) Highly scalable business model = margin improvement and continued growth 5.3% 3.7% 6.2%

24 Growing Backlog & New Project Wins $387 $361 $367 FY 2009 FY 2010 FY 2011 Gross Backlog (in millions) Energy • Iberdola Management Corp • National Grid Environmental • South Macomb Disposal • Duke Infrastructure • Pennsylvania DOT • OCTA Backlog growth is returning to all three operating segments

25 Strong Balance Sheet June 30, 2011 Sept. 30, 2011 Cash and cash equivalents $10,829 $13,128 Total current assets $153,414 $165,424 Long term debt, including current portion $9,176 $10,703 Total shareholders’ equity applicable to TRC Companies, Inc. $29,855 $49,377 Debt/equity ratio 30.7 21.7 Days sales outstanding (DSO) 85 days 85 days (in thousands, except DSO and D/E ratio) Healthy balance sheet provides financial flexibility

26 Investment Highlights  Successful execution of turnaround; shifted to growth focus  Strengthened balance sheet & leaner cost structure  Large addressable market opportunity  All three segments provide significant long-term potential  Diversified revenue stream with attractive customer base  Well-positioned competitively

27 Questions?

28 Reconciliation of Non-GAAP Measures Q1 - 2012 Q1 - 2011 Operating income $15,540 $3,357 Depreciation and amortization 1,362 1,228 EBITDA $ 16,902 $4,585 Permitted discretionary cost reduction efforts - 159 Consolidated Adjusted EBITDA under the Credit Agreement $16,902 $4,744 Arena Towers litigation reserve adjustment $(11,224) - Consolidated Adjusted EBITDA $5,678 $4,744 Note: The definition of EBITDA in the Company's revolving credit facility excludes goodwill impairment charges, permitted discretionary cost reduction efforts, and permitted Arena Towers litigation reserve expenses. Q1 Fiscal 2012 and Q1 Fiscal 2011 Results